EXHIBIT 10.15

                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT is entered into December 5, 2003 by and among BizCom U.S.A., Inc., a Florida corporation (the "Purchaser") and each of the Equipment Owners and License Owners, as such terms are defined herein and as set forth on Schedule A to the Disclosure Letter provided for and on behalf of the Equipment Owner and License Owner to the Purchaser.

                                   WITNESSETH:

         WHEREAS, each of the Equipment Owners and License Owners owns certain assets, as further described herein, which it desires to sell to the Purchaser subject to the terms and conditions set forth in this Agreement; and

         WHEREAS, the Purchaser desires to purchase such assets, as further described herein, subject to the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the premises, and respective representations, warranties, covenants and agreements of each of the Equipment Owners, License Owners and Purchaser set forth in this Agreement, each of the Equipment Owners, License Owners and Purchaser agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1 CERTAIN DEFINITIONS. The following terms shall have the following respective meanings when utilized in this Agreement:

                  "Affiliate" shall mean, with respect to any specified Person, any other Person which, directly or indirectly, controls, or is controlled by, or is under common control with, such specified Person. For purposes of this definition, the concept of "control," when used with respect to any specified Person, shall signify the possession of the power to direct the management and policies of such specified Person, directly or indirectly, whether through the ownership of voting securities or partnership or other equity or ownership interests, by contract or otherwise.

                  "Agreement" shall mean this Asset Purchase Agreement, together with the Disclosure Letter and Schedules attached hereto.

                  "Assignment Application" shall mean an application seeking the consent of the FCC to the assignment of the License to Purchaser.

                  "Assumed Obligations" shall have the meaning set forth in
Section 2.4(a) of this Agreement.

                  "Closing" shall have the meaning set forth in Section 3.1 of this Agreement.

                  "Closing Date" shall have the meaning set forth in Section 3.1 of this Agreement.

                  "Communications Act" shall mean the Communications Act of 1934, as amended, and the rules, regulations and requirements promulgated thereunder

                  "Disclosure Documents" shall have the meaning set forth in
Article IV Sections A. 4.17(a) and B. 4.17(a) of this Agreement.

                  "Disclosure Letter " shall mean the letter provided by SMR Advisory Group, LC, a Texas limited liability company ("SMR Advisory") for and on behalf of each of the Equipment Owner and License Owner pursuant to a limited authorization provided or to be provided to SMR Advisory by each of the Equipment Owners and License Owners, to Purchaser together with the Schedules attached thereto, which Disclosure Letter and Schedules shall be deemed to be a part of the Agreement.

                  "Environmental Laws" shall mean any and all Governmental Rules relating to (i) the environment, which includes without limitation ambient air, surface water, ground water, land surface and subsurface strata, (ii) emissions, discharges, releases or threatened releases of any Hazardous Substance into the environment and (iii) otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any Hazardous Substance.

                  "EPA" shall mean the United States Environmental Protection Agency.

                   "Equipment Owner" shall have the meaning set forth in the first paragraph of the Agreement.

                  "Purchase Price" shall have the meaning set forth in Section
2.2 of this Agreement.

                  "FCC" shall mean the Federal Communications Commission.

                  "Final Order" shall mean an action by the FCC granting its consent and approval to the assignment of the License to Purchaser, with respect to which (i) no action, request for stay, petition for rehearing, reconsideration or appeal is pending, (ii) the time for filing any request, petition or appeal has expired and (iii) the time for agency action taken on its own motion has expired; or in the event of the filing of such request, petition or appeal, an action which shall have been reaffirmed or upheld and with respect to which the time for seeking further administrative or judicial review shall have expired without the filing of any such action for further review.

                  "Governmental Approvals" shall mean any authorization, consent, approval, license, lease, ruling, permit, tariff, rate, certification, exemption, filing or registration by or with any Governmental Entity.

                  "Governmental Entity" shall mean any national, federal, state or local government, any political subdivision thereof, or any governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, agency, body or entity.

                  "Governmental Rules" shall mean any constitution, charter, law, rule, treaty, regulation, ordinance, code, order, judgment, decree, directive, guideline, policy, procedure or any similar form of decision of, or any interpretation or administration of, any of the foregoing by, any Governmental Entity.

                  "Hazardous Substance" shall mean any substance, material, pollutant or contaminant which has been or shall be determined at any time by any Governmental Entity to be a hazardous or toxic substance. Without limiting the generality of the immediately preceding sentence, the term "Hazardous Substance" shall include any hazardous material, hazardous substance, pollutant, or contaminant, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, the Resource Conservation and Recovery Act of 1976, and the Hazardous Materials Transportation Act, and the rules, regulations and requirements promulgated under all of them, raw materials, building materials, the products of manufacturing activities, wastes, petroleum, and source, special nuclear and by-product material as those terms are defined in the Atomic Energy Act of 1954, as amended.

                  "Indemnified Expenses" shall mean all liabilities, damages, claims, taxes, deficiencies, assessments, losses, penalties, interest, costs and expenses, including without limitation fees and disbursements of trial and appellate counsel.

                  "License" shall mean the license issued by the FCC for the operation of the specialized mobile radio ("SMR") communications station in the 220-222 MHz band identified by the FCC call sign (the "FCC Call Sign") set forth next to the name of each Person in which such license was issued (the "Licensee(s)") as set forth on Schedule A (the "System") in the market (the "Market") also set forth next to the name of each such Licensee on Schedule A to the Disclosure Letter.

                  "Licensee(s)" shall have the meaning set forth in the definition of the term License above and is/are identified on Schedule A to the Disclosure Letter.

                  "License Owner" shall the meaning set forth in the first paragraph of the Agreement.

                  "Lien" shall mean, with respect to any asset, any mortgage, deed of trust, lien, pledge, negative pledge, hypothecation, security interest or other charge, encumbrance or restriction of any kind, or any other type of preferential arrangement (including any agreement to give any of the foregoing, any conditional sale agreement, capital lease or other title retention agreement, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction) with respect to such asset, or any imperfection of title, any right of first refusal, right of first option, option to purchase or any adverse claim, with respect to such asset, and exclusive of the Assumed Obligations.

                  "Market" shall have the meaning set forth in the definition of the term License above.

                  "Purchaser Common Stock" shall mean the common stock, par value $.0001 per share, of Purchaser.

                  "Permissible Amount" shall mean, with respect to any Hazardous Substance, such customary amounts thereof as may be commonly and lawfully generated, stored, used, treated, disposed of otherwise handled or located on or about the Real Property.

                  "Person" shall mean any individual, person, sole proprietorship, company, corporation, partnership, joint venture, trust, association, entity or Governmental Entity, or any group composed of any of the foregoing.

                  "Purchase Price" shall have the meaning set forth in Section
2.2 of this Agreement

                  "Purchased Assets" shall have the meaning set forth in Section
2.1 of this Agreement.

                  "Purchaser" shall mean BizCom U.S.A., Inc., a Florida corporation.

                  "Real Property" shall have the meaning set forth in Article IV Section A.4.6(a) of this Agreement.

                  "Schedules" shall mean the disclosure schedules attached to the Disclosure Letter which is a part hereof.

                  "SEC" shall mean the United States Securities and Exchange Commission.

                  "Securities Act" shall mean the Securities Act of 1933, as amended.

                  "SMR" shall mean specialized mobile radio.

                  "State Securities Laws" shall mean, collectively, the securities, blue sky or other similar laws of any state of the United States of America or of any other jurisdiction.

                  "System" shall have the meaning set forth in the definition of the term License above.

                  "Transfer" shall mean any sale, assignment, transfer, conveyance, exchange, gift, pledge, hypothecation, encumbrance or other disposition of any security, including without limitation shares of Purchaser Common Stock.

         1.2 INTERPRETATION. In this Agreement, the singular includes the plural and the plural includes the singular; words importing any gender include the other gender; references to statutes or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred to; references to "writing" include printing, typing, lithography, facsimile reproduction and other means of reproducing words in a tangible visible form; the words "including," "includes" and include" shall be deemed to be followed by the words "without limitation"; references to articles, sections exhibits, annexes or schedules are to those of this Agreement unless otherwise indicated; references to agreements and other contractual instruments shall be deemed to include all exhibits and appendices attached thereto and all subsequent amendments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement; and references to Persons include their respective successors and assigns and, in the case of Governmental Entities, Persons succeeding to their respective functions and capacities.

                                   ARTICLE II

                           SALE AND PURCHASE OF ASSETS

         2.1 SALE AND PURCHASE. Subject to the provisions of this Agreement, at the Closing, each of the Equipment Owners and the License Owners shall sell, transfer, assign, convey and deliver to Purchaser, and Purchaser shall purchase and accept delivery of, all of the assets of each of the Equipment Owner and License Owner set forth on Schedule A and Schedule 2.1 to the Disclosure Letter which:

         (a) as each of the Equipment Owners and as to each System owned by an Equipment Owner and being sold by the Equipment Owner to the Purchaser pursuant hereto, will, generally, consist of the License applicable to the particular System, and equipment comprised of five SEA repeaters with one as master, five Trident Micro Systems controllers with interconnect and real time use logging and documentation of use information, combining equipment, co-axial cable, antenna, modem for interconnect and data transfer, and all right, title and interest in and to the tower lease agreement and insurance policies relating to the System; and

         (b) as to each of the License Owners, will consist of the License Owner's License being sold by the License Owner to the Purchaser pursuant hereto (collectively, as to the Equipment Owners and the License Owners, the "Purchased Assets"), free and clear of any and all Liens except as set forth in Schedule A to the Disclosure Letter. It is specifically understood and agreed by each of the Equipment Owners, License Owners, and Purchaser that the Equipment Owners and License Owners are not selling to Purchaser, and Purchaser is not purchasing from the Equipment Owners and License Owners any assets or properties of the Equipment Owners and/or License Owners other than the Purchased Assets.

         2.2 PURCHASE PRICE FOR PURCHASED ASSETS The aggregate purchase price to be paid by Purchaser to the Equipment Owners and License Owners for and in consideration of the sale, transfer, assignment and conveyance to Purchaser of the Purchased Assets shall be Eight Million Nine Hundred and Eighty Seven Thousand Dollars ($8,987,000) (the "Purchase Price"). The Purchase Price shall be allocated among the Equipment Owner and License Owner as determined by the Equipment Owners and License Owners and as instructed of the Purchaser by SMR Advisory for and on behalf of the Equipment Owners and License Owners. The Purchaser shall also assume the aggregate amount of Assumed Obligations, if any, set forth in Section 2.4 (a) of this Agreement.

         2.3 PAYMENT OF PURCHASE PRICE. Subject to the provisions of this Agreement, at the Closing, Purchaser shall pay the Purchase Price to the Equipment Owners and License Owners by the delivery to SMR Advisory for and on behalf of the Equipment Owners and License Owners of share certificates registered in the names of the Equipment Owners and License Owners representing an aggregate of 2,998,000 restricted shares of Purchaser Common Stock valued at $2.50 per share in such denominations as to each of the Equipment Owners and License Owners as SMR Advisory for and on behalf of the Equipment Owners and License Owners shall instruct, together with certain promissory notes payable in the amount of $1,492,000, and other good and valuable consideration.

         2.4 ASSUMPTION OF OBLIGATIONS.

             (a) Subject to the provisions of this Agreement, at the Closing, Purchaser shall assume and agree to timely pay, perform, satisfy and discharge all of the debts, liabilities, commitments, obligations, leases, contracts and agreements of the Equipment Owners and License Owners, if any, set forth on
Schedule 2.4 to the Disclosure Letter (collectively, the "Assumed Obligations").

             (b) Each of the Equipment Owners and License Owners acknowledge and agree that each shall retain, and Purchaser shall not assume, or in any way be responsible for, or liable with respect to, any debts, liabilities, commitments, obligations, leases, contracts or agreements of the Equipment Owner and/or License Owner, whether arising out of or in connection with the construction, operation or maintenance of the Purchased Assets, or otherwise, and whether any of such debts, liabilities, commitments, obligations, leases, contracts or agreements of the Equipment Owner and/or License Owner shall be fixed, contingent or otherwise, or known or unknown, other than the Assumed Obligations. From and after the Closing Date, each of the Equipment Owners and License Owners shall timely pay, perform, satisfy and discharge all of their respective debts, liabilities, commitments, obligations, leases, contracts and agreements, other than the Assumed Obligations.

                                   ARTICLE III

                      CLOSING AND TERMINATION OF AGREEMENT

         3.1 CLOSING. Subject to the provisions of Section 3.2 and Article IX of this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Purchaser, 5440 NW 3rd Avenue, Suite 106, Fort Lauderdale, Florida 33309 at 10 a.m., local time, ten

(10) days after the date on which the grant of FCC consent to the assignment of the Licenses to Purchaser or Purchaser's designee becomes a Final Order, or such other place, time or date as each of the Equipment Owners, License Owners and Purchaser shall mutually determine. The time and date of the Closing are hereinafter referred to as the "Closing Date."

         3.2 TERMINATION OF AGREEMENT.

             (a) Notwithstanding the other provisions of this Agreement, this Agreement may be terminated (i) at any time by the written consent of each of the Equipment Owners, License Owners and Purchaser and (ii) at any time after the date which is one year from and after the date of this Agreement, by Purchaser, at its sole option, if the Closing has not occurred by that date and if failure to close is not as the result of a breach by Purchaser. If this Agreement is terminated pursuant to this Section 3.2(a), (i) none of the parties hereto shall have any liability or obligation to any other party pursuant to this Agreement; and (ii) all FCC filings, applications and other submissions relating to the assignment of each License shall (to the extent practicable) be withdrawn.

             (b) Notwithstanding the other provisions of this Agreement, if Purchaser breaches or fails to comply with any representation, warranty, covenant or agreement set forth in this Agreement, and fails to cure any such breach or fails to comply within thirty days after receiving written notice thereof from an Equipment Owner and/or License Owner, then such Equipment Owner and/or License Owner may, at its option, terminate this Agreement as to the Equipment Owner and/or License Owner by delivery of written notice to such effect to Purchaser.

             (c) Notwithstanding the other provisions of this Agreement, if the Equipment Owners and/or License Owners or any of them breaches or fails to comply with any representation, warranty, covenant or agreement set forth in this Agreement, and fails to cure any such breach or fails to comply within thirty days after receiving written notice thereof from Purchaser, then Purchaser may, at its option, terminate this Agreement by delivery of written notice to such effect to the Equipment Owners and/or License Owners.

                                   ARTICLE IV

      REPRESENTATIONS AND WARRANTIES OF EQUIPMENT OWNERS AND LICENSE OWNERS

         A. In order to induce Purchaser to execute and deliver this Agreement, and to consummate the transactions contemplated hereby, each of the Equipment Owners represents and warrants to Purchaser as follows as to the System(s) and License(s) owned by the Equipment Owner described in Schedule A and Schedule 2.1 to the Disclosure Letter (including, without limitation, the Purchased Assets being sold by the Equipment Owners to the Purchaser pursuant hereto):

         4.1 PURCHASED ASSETS. Schedule A and Schedule 2.1 to the Disclosure Letter sets forth a true, correct and complete list of all of the equipment owned by Equipment Owner and utilized in connection with the operation of the Systems (including without limitation the Purchased Assets).

         4.2 TITLE TO PURCHASED ASSETS. Equipment Owner holds good, valid and marketable title to its Purchased Assets, free and clear of any and all Liens, other than (i) Liens for taxes not yet due and payable, and (ii) such Liens, if any, as may be listed on Schedule 4.2 to the Disclosure Letter.

         4.3 CONDITION OF PURCHASED ASSETS. Except as set forth on Schedule A and Schedule 2.1 to the Disclosure Letter, (a) all of the properties and assets, owned, leased or utilized in connection with the operation of each System, whether real, personal or mixed, including without limitation the Purchased Assets are in good condition and repair, ordinary wear and tear excepted, are in good operating order and are fit for the purposes for which they are used and are intended to be used, are in conformity with the manufacturers' specifications (including the ability to perform the functions for which it was designed), and are in compliance with all applicable Governmental Rules (including without limitation the Communications Act); and (b) to the best knowledge of the Equipment Owner, the License applicable to each System is valid and in good standing with the FCC, there is no current event or condition which could cause the revocation by the FCC of the License relating to the System, and there are no liens, claims or encumbrances thereon.

         4.4 BOOKS AND RECORDS. The books and records of Equipment Owner (including without limitation the books and records of account), copies of which have previously been provided by the Equipment Owner to the Purchaser for review, are all true, correct and complete, and fairly reflect a true record of the Equipment Owner of the business of operating each System and the Purchased Assets.

         4.5 REAL PROPERTY LEASES.

             (a) Equipment Owner does not own any real property which is utilized in connection with the operation of the Systems.

             (b) Except as set forth on Schedule 2.4 to the Disclosure Letter, true, correct and complete copies of each real property lease to which Equipment Owner is a party as lessee and which relates to the operation of the Systems, and any and all amendments, modifications and extensions thereof, have previously been delivered to Purchaser and are attached as a part of Schedule
2.4 to the Disclosure Letter.

             (c) Except as set forth on Schedule 2.4 and 4.8 to the Disclosure Letter, Equipment Owner is not in default under any real property lease to which it is a party and which relates to the operation of the Systems, and there has not occurred and there does not exist under any such lease, any event of default or event which, with notice or the lapse of time or both, would constitute a default. Equipment Owner has not received any notice of noncompliance with any applicable Governmental Rule (including without limitation zoning regulations) relating to any real property lease to which it is a party and which relates to the operation of the Systems. Equipment Owner is not aware of any condemnation or other proceedings or any other matter which could reasonably be expected to adversely effect the use of the property or properties which are the subject of the leases described in Section 4.5 (b) above.

         4.6 ENVIRONMENTAL MATTERS.

             (a) With respect to any real property leased by Equipment Owner as described above or utilized in connection with the operation of the Systems (collectively, the "Real Property"), neither Equipment Owner nor any owner, lessor or user of the Real Property has generated, manufactured, produced, stored, used, treated, released, discharged, disposed of or otherwise handled on, under or about the Real Property, or transported to or from the Real Property, any Hazardous Substance.

             (b) No Hazardous Substance in excess of Permissible Amounts has in the past or is at present located on the Real Property.

             (c) None of the Real Property has been listed or proposed for listing on the National Priorities List established by the EPA or on any other list developed or maintained by any Governmental Entity and purporting to identify properties posing the threat of pollution or contamination due to the presence of any Hazardous Substance. Equipment Owner has not been identified by the EPA or any Governmental Entity as a potentially responsible party for environmental cleanup obligations with respect to the Real Property.

             (d) All activities, operations and conditions at or on any Real Property are in substantial compliance with all applicable Environmental Laws.

         4.7 NO ORDERS OR DECREES. Neither Equipment Owner nor any of the Purchased Assets is subject to any judicial or administrative order, or any Governmental Rule (including without limitation any ordinance or zoning restriction) which could adversely affect, or impose any condition on, Equipment Owner, the Systems, the Licenses, the Purchased Assets, or the transactions contemplated hereby.

         4.8 DISPUTES AND LITIGATION. Except as may otherwise be set forth in
Schedule 4.8 to the Disclosure Letter, there is no claim, arbitration, litigation, proceeding or governmental investigation in progress, pending or threatened against or affecting Equipment Owner or the Licenses, the Systems, the operations of the Systems, or the Purchased Assets. Except as may otherwise have been disclosed to Purchaser in Schedule 4.8, no dispute is in progress, pending or threatened, involving, with or against any supplier, creditor, customer, landlord, licensor or other Person involving Equipment Owner, the Licenses, the Systems, the operations of the Systems, or the Purchased Assets. Except as may otherwise be set forth in Schedule 4.8 to the Disclosure Letter, Equipment Owner has no knowledge of any fact or circumstance which might lead it to believe that any dispute or litigation involving or affecting the Licenses, the Systems, the operation of the Systems, or the Purchased Assets, might arise. None of the Equipment Owner, the Systems, the Purchased Assets, or to the

Equipment Owner's knowledge, the Licenses, are subject to any judgment, order, writ, injunction or decree of any Governmental Entity.

         4.9 TAXES. Except as set forth on Schedule 2.4 to the Disclosure Letter, Equipment Owner has since its inception filed all federal, state, local, foreign and other tax returns and reports of every nature required to be filed in connection with its ownership, use or operation of the Systems and the Purchased Assets, and has paid all taxes shown to be due on said returns or reports or which have otherwise become due and payable. Copies of all such tax returns since the Equipment's Owner's inception are attached as Schedule 4.9 to the Disclosure Letter.

         4.10 COMPLIANCE WITH LAW.

              (a) Except as may otherwise be set forth in Schedule 4.10 to the Disclosure Letter, the operation of the Systems and the Purchased Assets have at all times been conducted in accordance with all applicable Governmental Rules, and there is no Governmental Rule which would restrict the Equipment Owner from carrying on the business and operations of the Systems in the same manner as presently conducted. Equipment Owner has not received any notice, claim or complaint that it has not conducted or is not presently conducting its business in accordance with all Governmental Rules.

              (b) Equipment Owner has obtained all Governmental Approvals under all applicable Governmental Rules in order to own and lease the Purchased Assets, and all Governmental Approvals are in full force and effect.

              (c) No proceedings have been instituted or threatened with a view toward terminating or limiting any such Governmental Approvals and none of such Governmental Approvals are subject to any outstanding order, decree, judgment or stipulation, investigation or proceeding.

         4.11 INSURANCE. To the extent insurable, the Purchased Assets are insured under policies of fire, casualty, liability and other forms of insurance in an amount not less than the actual replacement value of the insurable Purchased Assets. True, correct and complete copies of all such insurance policies are attached as Schedule 4.11 to the Disclosure Letter.

         4.12 NO EMPLOYEES. Equipment Owner has never employed any person as an employee in connection with its ownership or operation of the Purchased Assets.

         4.13 COMPLIANCE WITH CERTAIN INSTRUMENTS. Except as may be set forth in
Schedule 4.13 to the Disclosure Letter, Equipment Owner is in full compliance with all of the provisions of each and every one of the agreements, contracts, leases, notes, mortgages, commitments and undertakings to which it is a party or by which it or any of its properties or assets is bound and which relates to the operation of the Systems or the Purchased Assets. Except as previously disclosed to Purchaser and as set forth as part of Schedule 4.13 to the Disclosure Letter, Equipment Owner has not received any notice, whether oral or written, to the effect that a default has occurred under any of the provisions of any such agreements, contracts, leases, notes, mortgages, commitments or undertakings, and Equipment Owner is not aware of any fact which would lead it to believe that any such default (with or without the giving of notice or the lapse of time or both) has occurred. Except as previously disclosed to Purchaser, Equipment Owner has not waived any right or remedy under any of such agreements, contracts, leases, notes, mortgages, commitments or undertakings.

         4.14 WAIVERS, CONSENTS AND APPROVALS; CONFLICT WITH OTHER INSTRUMENTS. Except for any required waivers, consents or approvals set forth on Schedule
4.14 to the Disclosure Letter, the execution, delivery and performance by Equipment Owner and the consummation of the transactions contemplated hereby:

              (a) do not and will not violate (with or without the giving of notice or the lapse of time or both), or require any consent or approval from, any Person (including without limitation any Governmental Entity, any bank or other financial institution, any creditor or any landlord); and

              (b) do not and will not require any consent or approval under, and do not and will not conflict with, or result in the breach, violation or termination of any provision of, or constitute a default under, or result in the acceleration of the performance of the obligations of Equipment Owner under, or result in the creation of any Lien upon any or all of the Purchased Assets pursuant to, any indenture, mortgage, deed of trust, lease, licensing agreement, contract, instrument or other agreement, or any Governmental Rule, to which Equipment Owner is a party or by which Equipment Owner, the Systems or any of the Purchased Assets are bound.

         4.15 AUTHORITY; GOOD STANDING. Equipment Owner has all requisite power and authority to enter into this Agreement, and the agreements contemplated hereby, and to perform its obligations hereunder and thereunder and to transfer to Purchaser all of its right, title and interest in and to the Purchased Assets (including without limitation the Licenses). This Agreement and each and every agreement, document and instrument contemplated hereby have been or will be duly executed and delivered on behalf of Equipment Owner and constitutes or will constitute the legal, valid and binding obligation of Equipment Owner and are or will be enforceable against Equipment Owner in accordance with their respective terms except as may be limited or otherwise effected by and subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar statutes, rules, regulations, or other laws affecting the enforceability of creditors' rights and remedies generally, and laws relating to the availability of specific performance, injunctive relief or other equitable remedies. Equipment Owner is in good standing in the jurisdiction of its organization as evidenced by the good standing certificate which comprises Schedule 4.15 of the Disclosure Letter.

         4.16 SOPHISTICATED INVESTOR. Equipment Owner acknowledges that it has such knowledge and experience in financial, business and investment matters, including the telecommunications industry and the 220-222 MHz segment of such industry specifically , that it is capable of evaluating the terms and conditions, merits and risks of the transactions described herein and the investment contemplated hereby, and therefore considers itself a sophisticated investor in connection with the investment contemplated hereby.

         4.17 INFORMATION.

              (a) Equipment Owner acknowledges its receipt and review of the following documents with respect to Purchaser (collectively, the "Disclosure Documents"):

              Purchaser's Form 10-KSB, as amended, for the fiscal year ended June 30, 2003, Purchaser's Form 10-QSB for the quarter ended September 30, 2003, each as filed by the Purchaser with the SEC, and Form 8-K filed by the Purchaser with the SEC on November 26, 2003.

              (b) Equipment Owner has had the opportunity, through SMR Advisory, to ask questions of, and to receive answers from, officers and employees of Purchaser concerning the Purchaser, its businesses, affairs and operations, and the transactions contemplated by this Agreement, and to obtain any additional information necessary to verify the accuracy of the Disclosure Documents.

         4.18 EVALUATION OF INFORMATION. Equipment Owner, by virtue of its equity owners' education, training and experience, has such knowledge and experience in financial, investment and business matters generally, and in the telecommunications industry and the 220-222 MHz SMR segment of such industry specifically, that it is capable of understanding the information (including without limitation the Disclosure Documents) provided to it by Purchaser and of evaluating the merits and risks of its investment in the shares of Purchaser Common Stock to be issued to it pursuant to this Agreement.

         4.19 ACKNOWLEDGMENT OF RISKS. Equipment Owner understands and acknowledges that there are significant risks to be considered in connection with its investment in the shares of Purchaser Common Stock to be issued to it pursuant to this Agreement, including without limitation the risks and factors which might effect future operating results set forth in the Disclosure Documents.

         4.20 INVESTMENT AND RELATED MATTERS. The shares of Purchaser Common Stock to be issued to Equipment Owner pursuant to this Agreement are being acquired by Equipment Owner for its own account, and not for the account or beneficial interest of any other Person. The shares of Purchaser Common Stock to be issued to Equipment Owner pursuant to this Agreement are not being acquired by Equipment Owner with a view to, or for resale in connection with, any "distribution" within the meaning of the Securities Act or any applicable State Securities Laws.

         The Equipment Owner further represents and warrants to the Purchaser that:

         (a) its plan or agreement to transfer the Purchased Assets does not provide for:

                  (1) the dissolution of the Equipment Owner; or

                  (2) a pro rata or similar distribution of securities of the Purchaser to the members of the Equipment Owner who voted or consented to transfer such Purchased Assets; and

         (b) the representatives and/or members of the Equipment Owner will not adopt resolutions relative to (a)(1) or (2) within one year after the taking of such vote of consent to transfer such assets;

         (c) the transfer of the Purchased Assets is not part of a pre-existing plan for distribution of Purchaser Common Stock, notwithstanding (a) or (b) above; and

         (d) the Equipment Owner will comply in all respects with applicable corporate or limited liability company laws, rules, and regulations, as may be applicable to Equipment Owner, and applicable federal and state securities laws in connection with its receipt of Purchaser Common Stock and any later proposed subsequent dispositions thereof, if any, and provide evidence thereof satisfactory to Purchaser prior thereto; and

         (e) the shares of Purchaser Common Stock to be issued to Equipment Owner pursuant to this Agreement shall be subject to the lock-up provisions set forth in the limited authorization provided by the Equipment Owner to SMR Advisory.

         4.21 RESIDENCE. The address of Equipment Owner is correctly set forth on Schedule A to the Disclosure Letter. Equipment Owner is a resident of the State indicated on Schedule A to the Disclosure Letter.

         4.22 RESTRICTED SECURITIES.

              (a) The shares of Purchaser Common Stock to be issued to Equipment Owner pursuant to this Agreement have not been, and will not be, registered under the Securities Act or any State Securities Laws and, as such, must be held by Equipment Owner unless and until they are subsequently so registered under the Securities Act and any applicable State Securities Laws or an exemption from registration thereunder is available. The shares of Purchaser Common Stock to be issued to Equipment Owner hereunder constitute "restricted securities," as that term is defined in Rule 144 promulgated by the SEC under the Act.

              (b) Equipment Owner shall not Transfer any or all of the shares of Purchaser Common Stock to be issued to it pursuant to this Agreement, unless such Transfer is registered under the Securities Act and any applicable State Securities Laws or a specific exemption from registration thereunder is available. Any Transfer of any or all of the shares of Purchaser Common Stock to be issued to Equipment Owner pursuant to this Agreement which is made pursuant to an exemption claimed under the Securities Act and any applicable State Securities Laws will require a favorable opinion of Equipment Owner's legal counsel, in form and in substance satisfactory to Purchaser and its legal counsel, to the effect that such Transfer does not and will not violate the provisions of the Securities Act or any applicable State Securities Laws or the terms of this Agreement.

              (c) Purchaser is not under any obligation whatsoever to file any registration statement under the Securities Act or any State Securities Laws, to register any Transfer of any shares of Purchaser Common Stock to be issued pursuant to this Agreement, or to take any other action necessary for the purpose of making an exemption from registration available to Equipment Owner in connection with any such Transfer. Stop transfer instructions will be issued by Purchaser with respect to the shares of Purchaser Common Stock to be issued to Equipment Owner pursuant to this Agreement.

         4.23 RESTRICTIVE LEGEND. There will be placed upon all of the certificates representing shares of Purchaser Common Stock delivered to Equipment Owner, and any and all certificates delivered in partial or total substitution therefor, a restrictive legend which will read substantially as follows:

              THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT") AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, CONVEYED, PLEDGED, HYPOTHECATED, ENCUMBERED OR OTHERWISE DISPOSED OF UNLESS (A) THEY ARE COVERED BY A REGISTRATION STATEMENT OR POST- EFFECTIVE AMENDMENT THERETO, EFFECTIVE UNDER THE SECURITIES ACT, OR (B) SUCH SALE, ASSIGNMENT, TRANSFER, CONVEYANCE, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT.

              THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO CERTAIN LOCK-UP RESTRICTIONS WITH THE COMPANY.

         4.24 NO BROKERAGE. No broker, finder or Person acting in a similar capacity has been employed or retained by Equipment Owner, or by any of its respective Affiliates, in connection with the transactions contemplated by this Agreement, and no Person is entitled to receive any brokerage, finders' or similar fee or commission in connection with this Agreement and the transactions contemplated hereby.

         4.25 THE SCHEDULES. All of the facts recited in all of the Schedules to the Disclosure Letter applicable to the Equipment Owner are true, correct and complete and shall be deemed to be representations and warranties of fact as though set forth in this Article IV.

         4.26 TRANSFERS, ASSIGNMENTS AND CONVEYANCES. At or prior to the Closing, the Equipment Owner shall sell, transfer, assign and convey to Purchaser all of its right, title and interest in and to its Licenses applicable to the Systems, any tower site lease and insurance policy relating to the subject Systems (and shall cause to be provided to the Purchaser written evidence thereof satisfactory to the Purchaser, including copies of same to be included as part of Schedule 2.4 to the Disclosure Letter and arrearages, if any, concerning same).

         4.27 FULL DISCLOSURE. No representation or warranty made by Equipment Owner in this Agreement, and no certification to be furnished by Equipment Owner to Purchaser pursuant to this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary to make the statements contained herein or therein not misleading.

         B. In order to induce Purchaser to execute and deliver this Agreement, and to consummate the transactions contemplated hereby, each of the License Owners represents and warrants to Purchaser as follows as to the License(s) owned by the License Owner described in Schedule A and Schedule 2.1 to the Disclosure Letter (including, without limitation, the Purchased Assets being sold by the License Owner to the Purchaser pursuant hereto):

         4.1 PURCHASED ASSETS. Schedule A and Schedule 2.1 to the Disclosure Letter sets forth a true, correct and complete list of all of the Licenses owned by License Owner being sold pursuant hereto (including without limitation the Purchased Assets).

         4.2 TITLE TO PURCHASED ASSETS. License Owner holds good, valid and marketable title to its Purchased Assets, except as set forth in Schedule A to the Disclosure Letter, free and clear of any and all Liens, other than (i) Liens for taxes not yet due and payable, and (ii) such Liens, if any, as may be listed on Schedule 4.2 to the Disclosure Letter.

         4.3 CONDITION OF PURCHASED ASSETS. Except as set forth on Schedule A and Schedule 2.1 to the Disclosure Letter, (a) all of the Licenses are in compliance with all applicable Governmental Rules (including without limitation the Communications Act); and (b) to the best knowledge of the License Owner, the Licenses are valid and in good standing with the FCC, there is no current event or condition which could cause the revocation by the FCC of any of the Licenses and there are no liens, claims or encumbrances thereon.

         4.4 BOOKS AND RECORDS. The books and records of License Owner (including without limitation the books and records of account), copies of which have previously been provided by the License Owner to the Purchaser for review, are all true, correct and complete, and fairly reflect a true record of the License Owner relating to its ownership of the Licenses.

         4.5 REAL PROPERTY LEASES. License Owner does not own or lease any real property which is utilized in connection with its ownership of the Licenses.

         4.6 [INTENTIONALLY LEFT BLANK]

         4.7 NO ORDERS OR DECREES. Neither License Owner nor any of the Purchased Assets is subject to any judicial or administrative order, or any Governmental Rule (including without limitation any ordinance or zoning restriction) which could adversely affect, or impose any condition on, License Owner, the Licenses, the Purchased Assets, or the transactions contemplated hereby.

         4.8 DISPUTES AND LITIGATION. Except as may otherwise be set forth in
Schedule 4.8 to the Disclosure Letter, there is no claim, arbitration, litigation, proceeding or governmental investigation in progress, pending or threatened against or affecting License Owner, the Licenses or the Purchased Assets. Except as may otherwise have been disclosed to Purchaser in Schedule 4.8, no dispute is in progress, pending or threatened, involving, with or against any supplier, creditor, customer, landlord, licensor or other Person involving License Owner, the Licenses or the Purchased Assets. Except as may otherwise be set forth in Schedule 4.8 to the Disclosure Letter, License Owner has no knowledge of any fact or circumstance which might lead it to believe that any dispute or litigation involving or affecting the Licenses or the Purchased Assets, might arise. None of the License Owner, the Purchased Assets, or to the License Owner's knowledge, the Licenses, are subject to any judgment, order, writ, injunction or decree of any Governmental Entity.

         4.9 TAXES. Except as set forth on Schedule 2.4 to the Disclosure Letter, License Owner has since its inception filed all federal, state, local, foreign and other tax returns and reports of every nature required to be filed in connection with its ownership of the Licenses and the Purchased Assets, and has paid all taxes shown to be due on said returns or reports or which have otherwise become due and payable. Copies of all such tax returns since the Equipment's Owner's inception are attached as Schedule 4.9 to the Disclosure Letter.

         4.10 COMPLIANCE WITH LAW.

              (a) Except as may otherwise be set forth in Schedule 4.10 to the Disclosure Letter, the ownership of the Licenses has at all times been in accordance with all applicable Governmental Rules, and there is no Governmental Rule which would restrict the License Owner in connection therewith or the sale thereof. License Owner has not received any notice, claim or complaint that it has not conducted or is not presently conducting its business in accordance with all Governmental Rules.

              (b) License Owner has obtained all Governmental Approvals under all applicable Governmental Rules in order to own the Licenses and the Purchased Assets, and all Governmental Approvals are in full force and effect.

              (c) No proceedings have been instituted or threatened with a view toward terminating or limiting any such Governmental Approvals and none of such Governmental Approvals are subject to any outstanding order, decree, judgment or stipulation, investigation or proceeding.

         4.11 INSURANCE. To the extent insurable, the Purchased Assets are insured under policies of fire, casualty, liability and other forms of insurance in an amount not less than the actual replacement value of the insurable Purchased Assets. True, correct and complete copies of all such insurance policies are attached as Schedule 4.11 to the Disclosure Letter.

         4.12 NO EMPLOYEES. License Owner has never employed any person as an employee in connection with its ownership of the Purchased Assets.

         4.13 COMPLIANCE WITH CERTAIN INSTRUMENTS. Except as may be set forth in
Schedule 4.13 to the Disclosure Letter, License Owner is in full compliance with all of the provisions of each and every one of the agreements, contracts, leases, notes, mortgages, commitments and undertakings to which it is a party or by which it or any of its properties or assets is bound and which relates to the ownership of the Licenses or the Purchased Assets. Except as previously disclosed to Purchaser and as set forth as part of Schedule 4.13 to the Disclosure Letter, License Owner has not received any notice, whether oral or written, to the effect that a default has occurred under any of the provisions of any such agreements, contracts, leases, notes, mortgages, commitments or undertakings, and License Owner is not aware of any fact which would lead it to believe that any such default (with or without the giving of notice or the lapse of time or both) has occurred. Except as previously disclosed to Purchaser, License Owner has not waived any right or remedy under any of such agreements, contracts, leases, notes, mortgages, commitments or undertakings.

         4.14 WAIVERS, CONSENTS AND APPROVALS; CONFLICT WITH OTHER INSTRUMENTS. Except for any required waivers, consents or approvals set forth on Schedule
4.14 or Schedule A to the Disclosure Letter, the execution, delivery and performance by License Owner and the consummation of the transactions contemplated hereby:

              (a) do not and will not violate (with or without the giving of notice or the lapse of time or both), or require any consent or approval from, any Person (including without limitation any Governmental Entity, any bank or other financial institution, any creditor or any landlord); and

              (b) do not and will not require any consent or approval under, and do not and will not conflict with, or result in the breach, violation or termination of any provision of, or constitute a default under, or result in the acceleration of the performance of the obligations of License Owner under, or result in the creation of any Lien upon any or all of the Purchased Assets pursuant to, any indenture, mortgage, deed of trust, lease, licensing agreement, contract, instrument or other agreement, or any Governmental Rule, to which License Owner is a party or by which License Owner, the Licenses, or any of the Purchased Assets are bound.

         4.15 AUTHORITY; GOOD STANDING. License Owner has all requisite power and authority to enter into this Agreement, and the agreements contemplated hereby, and to perform its obligations hereunder and thereunder and to transfer to Purchaser all of its right, title and interest in and to the Purchased Assets

(including without limitation the Licenses). This Agreement and each and every agreement, document and instrument contemplated hereby have been or will be duly executed and delivered on behalf of License Owner and constitutes or will constitute the legal, valid and binding obligation of License Owner and are or will be enforceable against License Owner in accordance with their respective terms except as may be limited or otherwise effected by and subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar statutes, rules, regulations, or other laws affecting the enforceability of creditors' rights and remedies generally, and laws relating to the availability of specific performance, injunctive relief or other equitable remedies. License Owner is in good standing in the jurisdiction of its organization as evidenced by the good standing certificate which comprises Schedule 4.15 of the Disclosure Letter.

         4.16 SOPHISTICATED INVESTOR. License Owner acknowledges that it has such knowledge and experience in financial, business and investment matters, including the telecommunications industry and the 220-222 MHz segment of such industry specifically , that it is capable of evaluating the terms and conditions, merits and risks of the transactions described herein and the investment contemplated hereby, and therefore considers itself a sophisticated investor in connection with the investment contemplated hereby.

         4.17 INFORMATION.

              (a) License Owner acknowledges its receipt and review of the following documents with respect to Purchaser (collectively, the "Disclosure Documents"):

              Purchaser's Form 10-KSB, as amended, for the fiscal year ended June 30, 2003, Purchaser's Form 10-QSB for the quarter ended September 30, 2003, each as filed by the Purchaser with the SEC, and Form 8-K filed by the Purchaser with the SEC on November 26, 2003.

              (b) Equipment Owner has had the opportunity, through SMR Advisory, to ask questions of, and to receive answers from, officers and employees of Purchaser concerning the Purchaser, its businesses, affairs and operations, and the transactions contemplated by this Agreement, and to obtain any additional information necessary to verify the accuracy of the Disclosure Documents.

         4.18 EVALUATION OF INFORMATION. License Owner, by virtue of its equity owners' education, training and experience, has such knowledge and experience in financial, investment and business matters generally, and in the telecommunications industry and the 220-222 MHz SMR segment of such industry specifically, that it is capable of understanding the information (including without limitation the Disclosure Documents) provided to it by Purchaser and of evaluating the merits and risks of its investment in the shares of Purchaser Common Stock to be issued to it pursuant to this Agreement.

         4.19 ACKNOWLEDGMENT OF RISKS. License Owner understands and acknowledges that there are significant risks to be considered in connection with its investment in the shares of Purchaser Common Stock to be issued to it pursuant to this Agreement, including without limitation the risks and factors which might effect future operating results set forth in the Disclosure Documents.

         4.20 INVESTMENT AND RELATED MATTERS. The shares of Purchaser Common Stock to be issued to License Owner pursuant to this Agreement are being acquired by License Owner for its own account, and not for the account or beneficial interest of any other Person. The shares of Purchaser Common Stock to be issued to License Owner pursuant to this Agreement are not being acquired by License Owner with a view to, or for resale in connection with, any "distribution" within the meaning of the Securities Act or any applicable State Securities Laws.

         The License Owner further represents and warrants to the Purchaser that:

         (a) its plan or agreement to transfer the Purchased Assets does not provide for:

                  (1) the dissolution of the License Owner; or

                  (2) a pro rata or similar distribution of securities of the Purchaser to the members of the License Owner who voted or consented to transfer such Purchased Assets; and

         (b) the representatives and/or members of the License Owner will not adopt resolutions relative to (a)(1) or (2) within one year after the taking of such vote of consent to transfer such assets;

         (c) the transfer of the Purchased Assets is not part of a pre-existing plan for distribution of Purchaser Common Stock, notwithstanding (a) or (b) above; and

         (d) the License Owner will comply in all respects with applicable corporate or limited liability company laws, rules, and regulations, as may be applicable to License Owner, and applicable federal and state securities laws in connection with its receipt of Purchaser Common Stock and any later proposed subsequent dispositions thereof, if any, and provide evidence thereof satisfactory to Purchaser prior thereto; and

         (e) the shares of Purchaser Common Stock to be issued to License Owner pursuant to this Agreement shall be subject to the lock-up provisions set forth in the limited authorization provided by the License Owner to SMR Advisory.

         4.21 RESIDENCE. The address of License Owner is correctly set forth on Schedule A to the Disclosure Letter. License Owner is a resident of the State indicated on Schedule A to the Disclosure Letter.

         4.22 RESTRICTED SECURITIES.

              (a) The shares of Purchaser Common Stock to be issued to License Owner pursuant to this Agreement have not been, and will not be, registered under the Securities Act or any State Securities Laws and, as such, must be held by License Owner unless and until they are subsequently so registered under the Securities Act and any applicable State Securities Laws or an exemption from registration thereunder is available. The shares of Purchaser Common Stock to be issued to License Owner hereunder constitute "restricted securities," as that term is defined in Rule 144 promulgated by the SEC under the Act.

              (b) License Owner shall not Transfer any or all of the shares of Purchaser Common Stock to be issued to it pursuant to this Agreement, unless such Transfer is registered under the Securities Act and any applicable State Securities Laws or a specific exemption from registration thereunder is available. Any Transfer of any or all of the shares of Purchaser Common Stock to be issued to License Owner pursuant to this Agreement which is made pursuant to an exemption claimed under the Securities Act and any applicable State Securities Laws will require a favorable opinion of License Owner's legal counsel, in form and in substance satisfactory to Purchaser and its legal counsel, to the effect that such Transfer does not and will not violate the provisions of the Securities Act or any applicable State Securities Laws or the terms of this Agreement.

              (c) Purchaser is not under any obligation whatsoever to file any registration statement under the Securities Act or any State Securities Laws, to register any Transfer of any shares of Purchaser Common Stock to be issued pursuant to this Agreement, or to take any other action necessary for the purpose of making an exemption from registration available to License Owner in connection with any such Transfer. Stop transfer instructions will be issued by Purchaser with respect to the shares of Purchaser Common Stock to be issued to License Owner pursuant to this Agreement.

         4.23 RESTRICTIVE LEGEND. There will be placed upon all of the certificates representing shares of Purchaser Common Stock delivered to License Owner, and any and all certificates delivered in partial or total substitution therefor, a restrictive legend which will read substantially as follows:

              THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT") AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, CONVEYED, PLEDGED, HYPOTHECATED, ENCUMBERED OR OTHERWISE DISPOSED OF UNLESS (A) THEY ARE COVERED BY A REGISTRATION STATEMENT OR POST- EFFECTIVE AMENDMENT THERETO, EFFECTIVE UNDER THE SECURITIES ACT, OR (B) SUCH SALE, ASSIGNMENT, TRANSFER, CONVEYANCE, PLEDGE, HYPOTHECATION, ENCUMBRANCE OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT.

              THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO CERTAIN LOCK-UP RESTRICTIONS WITH THE COMPANY.

         4.24 NO BROKERAGE. No broker, finder or Person acting in a similar capacity has been employed or retained by License Owner, or by any of its respective Affiliates, in connection with the transactions contemplated by this Agreement, and no Person is entitled to receive any brokerage, finders' or similar fee or commission in connection with this Agreement and the transactions contemplated hereby.

         4.25 THE SCHEDULES. All of the facts recited in all of the Schedules to the Disclosure Letter applicable to the License Owner are true, correct and complete and shall be deemed to be representations and warranties of fact as though set forth in this Article IV.

         4.26 TRANSFERS, ASSIGNMENTS AND CONVEYANCES. At or prior to the Closing, the License Owner shall sell, transfer, assign and convey to Purchaser all of its right, title and interest in and to its Licenses which are the subject of this Agreement (and shall cause to be provided to the Purchaser written evidence thereof satisfactory to the Purchaser, including evidence of arrearages, if any, concerning same).

         4.27 FULL DISCLOSURE. No representation or warranty made by License Owner in this Agreement, and no certification to be furnished by License Owner to Purchaser pursuant to this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary to make the statements contained herein or therein not misleading.

                                    ARTICLE V

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         In order to induce each of the Equipment Owner and License Owner to enter into this Agreement, and to consummate the transactions contemplated hereby, Purchaser represents and warrants to each of the Equipment Owner and License Owner, as follows:

         5.1 CORPORATE ORGANIZATION AND GOOD STANDING. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida as evidenced by the recently dated good standing certificate issued by the Florida Secretary of State and provided by the Purchaser to each of the Equipment Owner and License Owner at the Closing. Purchaser is qualified to transact business as a foreign corporation in every jurisdiction where the character of its activities requires such qualification. Purchaser has all requisite corporate power, franchises, licenses and authority to own, lease and operate its respective assets and properties and to carry on its business as presently conducted.

         5.2 AUTHORITY. Purchaser has all requisite corporate power and authority to enter into this Agreement, and the agreements contemplated hereby, and to perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the agreements, documents and instruments contemplated hereby by Purchaser have all been duly authorized by all necessary corporate action of Purchaser. This Agreement and the agreements, documents and instruments contemplated hereby have been or will be duly executed and delivered by Purchaser and constitute or will constitute the legal, valid and binding obligation of Purchaser and are or will be enforceable against Purchaser in accordance with their respective terms except as may be limited or otherwise effected by and subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar statutes, rules, regulations, or other laws affecting the enforceability of creditors' rights and remedies generally, and laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

         5.3 CONSENTS AND CONFLICTS. Except as set forth on Schedule 4.14 to the Disclosure Letter, the execution, delivery and performance of this Agreement by Purchaser and the consummation of the transactions contemplated hereby:

             (a) do not and will not violate (with or without the giving of notice or the lapse of time or both), or require any consent or approval from, any Person (including without limitation any Governmental Entity, any bank or other financial institution, any creditor or any landlord); and

             (b) do not and will not require any consent or approval under, and do not and will not conflict with, or result in the breach, violation or termination of any provision of or constitute a default under, or result in the acceleration of the performance of the obligations of Purchaser under, or result in the creation of any Lien upon any of the assets and properties of Purchaser pursuant to, any indenture, mortgage, deed of trust, lease, licensing agreement, contract, instrument or other agreement, or any Governmental Rule, to which Purchaser is a party or by which Purchaser or any of its assets or properties are bound.

         5.4 PURCHASER COMMON STOCK. Upon their issuance by Purchaser and delivery to Equipment Owner and License Owner, the shares of Purchaser Common Stock to be issued pursuant to this Agreement will be duly and validly issued, fully paid and nonassessable.

         5.5 NO BROKERAGE. No broker, finder or Person acting in a similar capacity has been employed or retained by Purchaser, or by any of its Affiliates, in connection with the transactions contemplated by this Agreement, and no Person is entitled to receive any brokerage, finders' or similar fee or commission in connection with this Agreement and the transactions contemplated hereby.

                                   ARTICLE VI

            COVENANTS AND AGREEMENTS OF EQUIPMENT OWNERS AND LICENSE
                             OWNERS PENDING CLOSING

         A. As to each of the Equipment Owners and the Licenses, Systems, and Purchased Assets being sold by each of the Equipment Owners to the Purchaser pursuant hereto:

         6.1 ORDINARY COURSE. From and after the date of this Agreement and through the Closing Date, the Equipment Owner shall cause the Purchased Assets and the subject Systems to be operated only in the ordinary and usual course of business. Without limiting the generality of the immediately preceding sentence, from and after the date of this Agreement and through the Closing Date, the

Equipment Owner shall not, directly or indirectly, without the prior written approval of Purchaser, and as to each of the Licenses pertaining to each of the Systems to which it relates:

             (a) incur any debt, liability or obligation, make any commitment or disbursement, acquire or dispose of any property or asset, make or modify any lease, contract or agreement, or engage in any transaction, with regard to the License, the System or the Purchased Assets, other than in the ordinary and usual course of its business;

             (b) issue any purchase order for goods, assets or services, other than in the ordinary and usual course of its business, or make any capital expenditure, other than those required to maintain the Purchased Assets in a state of ordinary and usual repair;

             (c) subject the License or any of the Purchased Assets to any Lien;

             (d) employ as an employee any Person in connection with the operation of the System;

             (e) sell, lease, assign, convey or transfer the License or any or all of the Purchased Assets, or agree to sell, lease, assign, convey or transfer the License or any or all of the Purchased Assets;

             (f) cancel, amend or modify any policy of insurance or permit any such policy to lapse or terminate;

             (g) commit any unlawful act or breach or violate any Governmental Rule;

             (h) take any action which would have an adverse effect on the System, the License or any of the Purchased Assets, including without limitation the value or condition thereof;

             (i) do anything, or fail to do anything, which would cause a breach or default in any contract, agreement, commitment or obligation to which the Equipment Owner is a party or by which the Equipment Owner, the License, the System, or any of the Purchased Assets may be bound; or

             (j) engage in any activity or enter into any transaction which would be inconsistent with any of the representations and warranties of the Equipment Owner set forth in this Agreement if such representations and warranties were made as of a date subsequent to such activity or transaction and all references to the date of this Agreement were deemed to be such latter date.

         6.2 FURNISHING OF INFORMATION. The Equipment Owner shall (a) provide to Purchaser and its representatives, during normal business hours or otherwise if so requested, full access to all of the properties, assets, personnel, books, agreements, commitments, files and records of the Equipment Owner with respect to the License, the System and the Purchased Assets, in whatever form; (b) furnish to Purchaser and its representatives all data and information concerning the business, operations, assets, properties, liabilities, revenues, expenses and affairs of the System and the Purchased Assets as Purchaser and its representatives may reasonably request; (c) use its best efforts to cause the past and present auditors, if any, and accounting personnel of the Equipment Owner to make available to Purchaser and its representatives all financial information relating to the System and the Purchased Assets as is reasonably requested, including the right to examine all working papers pertaining to audits and reviews previously or hereafter made by such auditors, if any; (d) provide such cooperation as Purchaser and its representatives may reasonably request in connection with any audit or review of the License, the System, or the Purchased Assets which Purchaser may direct its representatives to make; (e) furnish to Purchaser and its representatives true, correct and complete copies of all financial and operating statements of the System and the Purchased Assets, and all documents, agreements and instruments described herein or listed in the Schedules relating thereto; and (f) permit Purchaser and its representatives (including its subcontractors) to conduct during normal business hours environmental audits of the Real Property, which audits may include, without limitation placement of wells to conduct soil and ground water analysis, site inspections and inspection of all permits and/or licenses relating to Environmental Laws.

         6.3 BUSINESS ORGANIZATION INTACT. The Equipment Owner shall use its best efforts to preserve and keep intact the business organization of the Equipment Owner.

         6.4 EXCLUSIVE DEALING. From and after the date of this Agreement and through the Closing Date, the Equipment Owner shall not, directly or indirectly, encourage, initiate or engage in any discussions or negotiations with, or provide any information to, any Person, other than Purchaser and its representatives, concerning (a) the sale of all or substantially all of the License, the System or any of the Purchased Assets or (b) any other transaction not in the ordinary and usual course of business of operating the System and the Purchased Assets.

         6.5 ASSIGNMENT APPLICATION AND RELATED MATTERS. Promptly following the execution and delivery of this Agreement and through the Closing, the Equipment Owner shall: (a) cooperate with Purchaser in the preparation of its portion of the Assignment Application applicable to each License, as applicable; (b) not sell, transfer or otherwise encumber any License to or with any other third party; (c) continue to operate the System in the ordinary and normal course as each such System has been operated prior to the date of execution of this Agreement; and (d) cooperate with Purchaser in the assignment to Purchaser of any tower lease and insurance policy relating to each such System.

         6.6 REASONABLE EFFORTS. Upon the terms and subject to the conditions set forth in this Agreement, the Equipment Owner shall use all reasonable efforts to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things necessary, proper, convenient or advisable in order to consummate the transactions contemplated by this Agreement.

         B. As to each of the License Owners and the Licenses and Purchased Assets being sold by each of the License Owners to the Purchaser pursuant hereto:

         6.1 ORDINARY COURSE. From and after the date of this Agreement and through the Closing Date, the License Owner shall cause the Purchased Assets and the subject Licenses to be owned and utilized only in the ordinary and usual course of business. Without limiting the generality of the immediately preceding sentence, from and after the date of this Agreement and through the Closing Date, the License Owner shall not, directly or indirectly, without the prior written approval of Purchaser, and as to each of the Licenses:

             (a) incur any debt, liability or obligation, make any commitment or disbursement, acquire or dispose of any property or asset, make or modify any lease, contract or agreement, or engage in any transaction, with regard to the Licenses, other than in the ordinary and usual course of its business;

             (b) issue any purchase order for goods, assets or services, other than in the ordinary and usual course of its business, or make any capital expenditure, other than those required to maintain the Purchased Assets in a state of ordinary and usual repair;

             (c) subject the Licenses or any of the Purchased Assets to any Lien;

             (d) employ as an employee any Person in connection with the operation of the System;

             (e) sell, lease, assign, convey or transfer the Licenses or any or all of the Purchased Assets, or agree to sell, lease, assign, convey or transfer the Licenses or any or all of the Purchased Assets;

             (f) cancel, amend or modify any policy of insurance or permit any such policy to lapse or terminate;

             (g) commit any unlawful act or breach or violate any Governmental Rule;

             (h) take any action which would have an adverse effect on the Licenses or any of the Purchased Assets, including without limitation the value or condition thereof;

             (i) do anything, or fail to do anything, which would cause a breach or default in any contract, agreement, commitment or obligation to which the License Owner is a party or by which the License Owner, the Licenses or any of the Purchased Assets may be bound; or

             (j) engage in any activity or enter into any transaction which would be inconsistent with any of the representations and warranties of the License Owner set forth in this Agreement if such representations and warranties were made as of a date subsequent to such activity or transaction and all references to the date of this Agreement were deemed to be such latter date.

         6.2 FURNISHING OF INFORMATION. The License Owner shall (a) provide to Purchaser and its representatives, during normal business hours or otherwise if so requested, full access to all of the properties, assets, personnel, books, agreements, commitments, files and records of the License Owner with respect to the Licenses and the Purchased Assets, in whatever form; (b) furnish to Purchaser and its representatives all data and information concerning the business, operations, assets, properties, liabilities, revenues, expenses and affairs of the Licenses and the Purchased Assets as Purchaser and its representatives may reasonably request; (c) use its best efforts to cause the past and present auditors, if any, and accounting personnel of the License Owner to make available to Purchaser and its representatives all financial information relating to the Licenses and the Purchased Assets as is reasonably requested, including the right to examine all working papers pertaining to audits and reviews previously or hereafter made by such auditors, if any; (d) provide such cooperation as Purchaser and its representatives may reasonably request in connection with any audit or review of the Licenses or the Purchased Assets which Purchaser may direct its representatives to make; and (e) furnish to Purchaser and its representatives true, correct and complete copies of all financial and operating statements of the Licenses and the Purchased Assets, and all documents, agreements and instruments described herein or listed in the Schedules relating thereto.

         6.3 BUSINESS ORGANIZATION INTACT. The License Owner shall use its best efforts to preserve and keep intact the business organization of the License Owner.

         6.4 EXCLUSIVE DEALING. From and after the date of this Agreement and through the Closing Date, the License Owner shall not, directly or indirectly, encourage, initiate or engage in any discussions or negotiations with, or provide any information to, any Person, other than Purchaser and its representatives, concerning the sale of all or substantially all of the Licenses or any of the Purchased Assets.

         6.5 ASSIGNMENT APPLICATION AND RELATED MATTERS. Promptly following the execution and delivery of this Agreement and through the Closing, the License Owner shall: (a) cooperate with Purchaser in the preparation of its portion of the Assignment Application applicable to each of the Licenses, as applicable;
(b) not sell, transfer or otherwise encumber the Licenses to or with any other third party; and (c) continue to own the Licenses in the ordinary and normal course as to each of such Licenses prior to the date of execution of this Agreement.

         6.6 REASONABLE EFFORTS. Upon the terms and subject to the conditions set forth in this Agreement, the License Owner shall use all reasonable efforts to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things necessary, proper, convenient or advisable in order to consummate the transactions contemplated by this Agreement.

                                   ARTICLE VII

              COVENANTS AND AGREEMENTS OF PURCHASER PENDING CLOSING

         7.1 CONFIDENTIALITY. Unless and until the transactions contemplated by this Agreement are fully consummated, Purchaser shall hold all data and information obtained with respect to the Systems, the Licenses and the Purchased Assets in such degree of confidence as each of the Equipment Owners and License Owners generally maintains such information, and shall not use such data or information or disclose it to others, except (a) as permitted by SMR Advisory for and on behalf of each of the Equipment Owners and License Owners; (b) to the extent such data or information is published or is a matter of public knowledge,
(c) as may be required by law or judicial or administrative process or (d) as may be required to secure any Governmental Approval.

         7.2 ASSIGNMENT APPLICATION. Within a reasonable time following the execution and delivery of this Agreement and receipt from each of the Equipment Owners and License Owners of all required information, Purchaser shall prepare and file with the FCC the Assignment Applications.

         7.3 REASONABLE EFFORTS. Upon the terms and subject to the conditions set forth in this Agreement, Purchaser shall use all reasonable efforts to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things necessary, proper, convenient or advisable in order to consummate the transactions contemplated by this Agreement.

                                  ARTICLE VIII

                              SURVIVAL; INDEMNITIES

         8.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS.

             (a) All of the representations, warranties, covenants, agreements and certifications of each of the Equipment Owners and License Owners set forth in this Agreement or otherwise shall survive the Closing and the consummation of the transactions contemplated by this Agreement, notwithstanding any audit or investigation made by or on behalf of Purchaser.

             (b) All of the representations, warranties, covenants, agreements and indemnities of Purchaser set forth in this Agreement shall survive the Closing and the consummation of the transactions contemplated by this Agreement, notwithstanding any audit or investigation made by or on behalf of the Equipment Owner and/or License Owner.

         8.2 INDEMNIFICATION OF EQUIPMENT OWNER AND LICENSE OWNER. Purchaser shall indemnify and hold harmless each of the Equipment Owners and License Owners from, against and in respect of the full amount of any and all Indemnified Expenses arising from, in connection with, or incident to any breach or violation of any or all of the representations, warranties, covenants, agreements, terms and conditions made by Purchaser in this Agreement or any certificate, instrument or other document delivered by Purchaser to the Equipment Owners and License Owners pursuant to this Agreement.

         8.3 INDEMNIFICATION OF PURCHASER. Each of the Equipment Owners and License Owners shall severally indemnify and hold harmless Purchaser from, against and in respect of the full amount of any and all Indemnified Expenses arising from, in connection with, or incident to any breach or violation of any or all of the representations, warranties, covenants, agreements, terms and conditions made by the Equipment Owner and License Owner in this Agreement or to which the Equipment Owner or License Owner is subject or any certificate, instrument or other document delivered by the Equipment Owner or License Owner to Purchaser pursuant to or in connection with this Agreement. Each of the Equipment Owners and License Owners shall indemnify and hold harmless Purchaser from, against and in respect of the full amount of any and all Indemnified Expenses relating to any matter, cause or thing relating in any manner to their respective Purchased Assets or the ownership, lease or operation of any of them, arising prior to the Closing Date and asserted by any Person not a party to this Agreement.

         8.4 THIRD PARTY CLAIMS PROCEDURE.

             (a) If any Person not a party to this Agreement shall make any demand or claim, or shall file or threaten to file any suit, action or proceeding, for which Purchaser may be entitled to indemnification pursuant to the provisions of Section 8.3 of this Agreement, then, in any such event, Purchaser shall give prompt written notice of the existence of any such demand, claim, suit, action or proceeding to the Equipment Owner(s) and/or License Owner(s), as the case may be. In any event, written notice shall be given not later than the fifteenth day after a party shall first gain knowledge of the existence of any such demand, claim, suit, action or proceeding.

             (b) Each of the Equipment Owners and/or License Owners, as the case may be, shall promptly retain legal counsel reasonably acceptable to Purchaser to defend any such demand, claim, suit, action or proceeding. If the Equipment Owner(s) and/or License Owner(s) shall fail for any reason to retain promptly such legal counsel, then, in any such event, Purchaser shall retain (or cause the Equipment Owner(s) and/or License Owner(s) to retain) legal counsel at the expense of the Equipment Owner(s) and/or License Owner(s) to conduct such defense. If the Equipment Owner(s) and/or License Owner(s) shall retain such legal counsel, Purchaser may, at its option and at its expense, retain separate legal counsel to represent its interest. The Equipment Owner(s) and/or License Owner(s) and Purchaser and their respective legal counsel shall consult and shall cooperate with one another regarding the defense, settlement and compromise of any such demand, claim, suit, action or proceeding.

             (c) If the Equipment Owner(s) and/or License Owner(s) shall have retained legal counsel, then all decisions with respect to the defense, settlement or compromise of such demand, claim, action, suit or proceeding shall be within the discretion of the Equipment Owner(s) and/or License Owner(s); provided, however, that the Equipment Owner(s) and/or the License Owner(s) shall not defend, settle or compromise any such demand, claim, suit, action or proceeding without the prior written consent of Purchaser, which consent shall not be unreasonably withheld or delayed. If the Equipment Owner(s) and/or License Owner(s) shall not have retained legal counsel, all decisions with respect to the defense, settlement or compromise of such demand, claim, suit, action or proceeding shall be solely within the discretion of Purchaser.

                                   ARTICLE IX

                         CONDITIONS PRECEDENT TO CLOSING

         9.1 CONDITIONS PRECEDENT TO OBLIGATIONS OF EQUIPMENT OWNERS. The obligations of the Equipment Owners to consummate the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Closing Date of all of the following conditions precedent (any or all of which may be waived, in whole or in part, by the Equipment Owners in their discretion):

             (a) No preliminary or permanent injunction or other order issued by a court of competent jurisdiction or by any other Governmental Entity, nor any Governmental Rule enacted or promulgated subsequent to the date of this Agreement, which prohibits the consummation of the transactions contemplated hereby shall be in effect.

             (b) Purchaser shall have performed in all material respects the obligations under this Agreement required to be performed by it as to the Equipment Owners on or prior to the Closing Date.

             (c) The representations and warranties of Purchaser contained in this Agreement shall be true and correct in all respects at and as of the Closing Date as if made at and as of such time, except as affected by transactions contemplated hereby and except to the extent that any such representation or warranty is made as of a specified date (in which case such representation and warranty shall have been true and correct as of such date).

             (d) The Equipment Owners shall have received a certificate, dated the Closing Date, of an officer of Purchaser to the effect that the conditions precedent specified in paragraphs (b) and (c) of this Section 9.1 have been satisfied.

         9.2 CONDITIONS PRECEDENT TO OBLIGATIONS OF LICENSE OWNERS. The obligations of the License Owners to consummate the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Closing Date of all of the following conditions precedent (any or all of which may be waived, in whole or in part, by the License Owners in their discretion):

             (a) No preliminary or permanent injunction or other order issued by a court of competent jurisdiction or by any other Governmental Entity, nor any Governmental Rule enacted or promulgated subsequent to the date of this Agreement, which prohibits the consummation of the transactions contemplated hereby shall be in effect.

             (b) Purchaser shall have performed in all material respects the obligations under this Agreement required to be performed by it as to the License Owners on or prior to the Closing Date.

             (c) The representations and warranties of Purchaser contained in this Agreement shall be true and correct in all respects at and as of the Closing Date as if made at and as of such time, except as affected by transactions contemplated hereby and except to the extent that any such representation or warranty is made as of a specified date (in which case such representation and warranty shall have been true and correct as of such date).

             (d) The License Owners shall have received a certificate, dated the Closing Date, of an officer of Purchaser to the effect that the conditions precedent specified in paragraphs (b) and (c) of this Section 9.2 have been satisfied.

         9.3 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PURCHASER. The obligations of Purchaser to consummate the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Closing Date of all of the following conditions precedent (any or all of which may be waived, in whole or in part, by Purchaser in its discretion):

             (a) No preliminary or permanent injunction or other order issued by a court of competent jurisdiction or by any other Governmental Entity, nor any Governmental Rule enacted or promulgated subsequent to the date of this Agreement, which prohibits the consummation of the transactions contemplated hereby shall be in effect.

             (b) Each of the Equipment Owners and License Owners shall have performed in all material respects their respective obligations pursuant to this Agreement required to be performed by them on or prior to the Closing Date.

             (c) The representations and warranties of each of the Equipment Owners and License Owners contained in this Agreement shall be true and correct in all respects at and as of the Closing Date as if made at and as of such time, except as affected by transactions contemplated hereby and except to the extent that any such representation or warranty is made as of a specified date (in which case such representation and warranty shall have been true and correct as of such date).

             (d) Purchaser shall have received a certificate, dated the Closing Date, from each of the Equipment Owners and the License Owners to the effect that the conditions precedent specified in paragraphs (b) and (c) of this
Section 9.3 applicable to each of the Equipment Owners and License Owners, respectively, have been satisfied.

             (e) All audits, due diligence and other investigations of each of the Equipment Owners, the License Owners, the Licenses, the Systems, and the Purchased Assets undertaken by Purchaser shall have been completed to the satisfaction of Purchaser in its sole and absolute discretion.

             (f) There shall not have occurred any material adverse change in any of the Licenses, the Systems or the Purchased Assets.

             (g) All Liens and indebtedness with respect to the Licenses, the Systems and the Purchased Assets shall have been released.

             (h) There shall have been received all of the waivers, consents and approvals set forth on Schedule 4.14 attached hereto, without the addition of any condition or requirement which could have a material adverse effect on any of the Licenses, the Systems or the Purchased Assets, would increase the cost of operation thereof or increase the Purchase Price.

             (i) The FCC shall have granted its consent to the assignment of the Licenses to Purchaser, without the addition of any condition or requirement which could have a material adverse effect on the Licenses, increase the cost of operation of the Purchased Assets or the Systems or increase the Purchase Price, and such grant shall have become a Final Order.

             (j) The following shall have been delivered to Purchaser:

                 (i) a written reaffirmation dated as of the Closing Date addressed and delivered to the Purchaser by SMR Advisory for and on behalf of the Equipment Owners and License Owners confirming as of the Closing Date each of the representations, warranties and covenants of the Equipment Owners and License Owners set forth herein;

                 (ii) Disclosure Letter and related Schedules dated as of the Closing Date addressed and delivered to Purchaser in form and substance satisfactory to Purchaser in its sole and absolute discretion;

                 (iii) written evidence of action taken by all of the equity holders of each of the Equipment Owners and License Owners in favor of the transaction contemplated herein , and the authority of SMR Advisory to act for and on behalf of each of such entities as to the transaction contemplated herein, in form and substance satisfactory to Purchaser in its sole and absolute discretion;


                 (iv) one or more bills of sale conveying to Purchaser the Licenses, the Systems and all of the Purchased Assets, free and clear of any and all Liens;

                 (v) evidence of the assignment of all leases and other agreements identified on Schedule 2.4 to the Disclosure Letter;

                 (vi) copies of all equipment manuals and material maintenance records associated with the Purchased Assets; and

                 (vii) such other documents, assignments, bills of sale, instruments of conveyance, and certificates of officers as may be reasonably required by Purchaser to consummate this Agreement and the transaction contemplated herein;


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

         10.1 EXPENSES. All of the legal, accounting and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne and paid by the party to this Agreement incurring such costs and expenses, and no party shall be obligated for any cost or expense incurred by the other party to this Agreement.

         10.2 GOVERNING LAW. This Agreement shall be governed by, and shall be construed and interpreted solely in accordance with the laws of the State of Florida, without giving effect to the principles of conflicts or choice of law thereof.

         10.3 JURISDICTION AND VENUE; SERVICE OF PROCESS; WAIVER OF TRIAL BY JURY; ATTORNEYS' FEES. If any dispute or controversy shall arise between the Equipment Owner and/or License Owner on the one hand and Purchaser on the other pursuant to this Agreement, such dispute or controversy may only be brought for resolution solely in the federal and/state courts located in Broward County, Florida. Each of the Equipment Owner, License Owner and Purchaser hereby consent solely to the jurisdiction and venue of such courts, and agree that they shall not contest or challenge the jurisdiction or venue of such courts. Each of the Equipment Owner, License Owner and Purchaser agrees that service of any process, summons, notice or document, by United States registered or certified mail, to its address set forth in or as provided in Section 10.4 below shall be effective service of process for any action, suit or proceeding brought against it in any such court. In recognition of the fact that the issues which would arise under this Agreement are of such a complex nature that they could not be properly tried before a jury, each of the Equipment Owner, License Owner and Purchaser waives trial by jury. The prevailing party in any action and/or proceeding shall be entitled to recover its reasonable attorneys' fees and costs from the other party/parties.

          10.4 NOTICES. Any and all notices and other communications given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given when delivered by hand, or when delivered by mail, by registered or certified mail, postage prepaid, return receipt requested, to the respective parties at the following respective addresses:

If to Equipment Owner(s):                To the address set forth on Schedule A
                                         of the Disclosure Letter

If to License Owner(s):                  To the address set forth on Schedule A
                                         of the Disclosure Letter

If to Purchaser:                          BizCom U.S.A., Inc.
                                          5440 NW 33rd Avenue, Suite 106
                                          Fort Lauderdale, Florida 33309
                                          Attention: Hanan Klein,
                                          Chairman and Chief Executive Officer

or to such other address as any party may from time to time give written notice of to the others in accordance with the provisions of this Section 10.4.

          10.5 ENTIRE AGREEMENT. This Agreement, together with the Disclosure Letter and Schedules when attached hereto, shall constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, negotiations and arrangements, both oral and written, among the parties with respect to such subject matter. This Agreement may not be amended or modified in any manner, except by a written instrument executed by all of the parties hereto.

          10.6 BENEFITS; BINDING EFFECT. This Agreement shall be for the benefit of, and shall be binding upon, the parties hereto and their respective heirs, personal representatives, executors, legal representatives, successors and permitted assigns.

          10.7 NO ASSIGNMENT. Neither the Equipment Owners or the License Owners shall (i) assign any of their respective rights or delegate any of their respective obligations under this Agreement, (ii) transfer or assign their respective Licenses to any Person or (iii) transfer or assign their respective Purchased Assets to any other Person. Purchaser may assign its rights and delegate its obligations pursuant to this Agreement to an Affiliate of Purchaser, without the consent of the Equipment Owners and/or License Owners. Upon the execution of any permissible assignment and assumption of the obligations of Purchaser hereunder, Purchaser shall have no further obligations hereunder.

          10.8 WAIVER OF BULK TRANSFER LAWS. Purchaser waives compliance by each of the Equipment Owners and License Owners with the laws of any jurisdiction relating to bulk transfers which may be applicable to the transfer of the Licenses and the Purchased Assets to Purchaser; provided, however, that each of the Equipment Owners and Licenses Owners shall severally indemnify and hold harmless Purchaser from, against and in respect of the full amount of any and all Indemnified Expenses relating to any matter, cause or thing resulting or arising from noncompliance by the Equipment Owners and/or License Owners, as the case may be, with such bulk transfer laws.

         10.9 RISK OF LOSS. Each of the Equipment Owners and License Owners acknowledges and agrees that the risk of loss, damage or destruction of the Purchased Assets owned by each shall be borne solely by the Equipment Owner(s) and/or License Owner(s), as the case may be, through the Closing Date. In the event of any loss, damage or destruction of the Purchased Assets prior to Closing, the Equipment Owner(s) and/or License Owner(s), as the case may be, shall promptly restore, replace or repair the lost, damaged or destroyed property to its previous condition at its/their own cost, and such Equipment

Owner(s) and/or License Owner(s) shall have the right to use all insurance proceeds to effect such restoration, replacement or repair and to retain all excess insurance proceeds.

        10.10 NO THIRD PARTY BENEFICIARIES. Nothing herein, expressed or implied, is intended to or shall confer on any person or entity, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

        10.11 SEVERABILITY. The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on them being valid in law. If any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall be declared invalid by any court of competent jurisdiction, then, in any such event, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted.

        10.12 FURTHER ASSURANCES. Each of the parties agrees to undertake and effect all such actions and deliver all such instruments and other documents necessary to effectuate the purposes and intent of this Agreement, including but not limited to the assignment to the Purchaser of tower site lease agreements relating to the Systems and insurance policies relating to the Purchased Assets and operation of the Systems.

        10.13 NO WAIVERS. The waiver by any party of a breach or violation of any provision of this Agreement by any other party shall not operate nor be construed as a waiver of any subsequent breach or violation, nor as a waiver by any other party of such breach or violation nor as a waiver by any other party of any subsequent breach or violation. The waiver by any party to exercise any right or remedy it may possess shall not operate nor be construed as a bar to the exercise of such right or remedy by such party upon the occurrence of any subsequent breach or violation, nor as a bar to the exercise of any right or remedy by any other party.

        10.14 HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions hereof.

        10.15 RULE OF CONSTRUCTION THAT AMBIGUITIES TO BE CONSTRUED AGAINST DRAFTER NOT APPLICABLE. As all parties to this Agreement have been represented by their respective counsel in connection with this Agreement, the rule of construction that ambiguities shall be construed against the drafter shall not be applicable.

         10.16 COUNTERPARTS; TELECOPIER. This Agreement may be executed in any number of counterparts and by the separate parties in separate counterparts and via telecopier, each of which shall be deemed to constitute an original and all of which shall be deemed to constitute the one and the same instrument.

IN WITNESS WHEREOF, each of the Equipment Owners, License Owners and Purchaser has executed and delivered this Agreement as of the date first written above.


                                            EQUIPMENT OWNERS

                                            By:  SMR Advisory Group, LC

                                            By: /s/ Albert Koenigsberg
                                                -----------------------------
                                                Albert Koenigsberg, President


                                            LICENSE OWNERS

                                            By:  SMR Advisory Group, LC

                                            By: /s/ Albert Koenigsberg
                                                -----------------------------
                                                Albert Koenigsberg, President


                                            PURCHASER:
                                            BIZCOM U.S.A., INC.

                                            By: /s/ Hanan Klein
                                                ------------------------------
                                                Hanan Klein, President